                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amended Quarterly Report of HPSC, Inc. (the "Company") on Form 10-Q/A for the period ending September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rene LeFebvre, Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Rene LeFebvre
-----------------------
Rene LeFebvre
Chief Financial Officer